Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 17 dated as of June 29, 2010 (this “Amendment”) to the Credit, Security, Guaranty and Pledge Agreement dated as of August 31, 2001 as amended by Amendments 1 through 15 thereto, dated as of December 14, 2001, December 31, 2001, March 29, 2002, May 14, 2002, February 5, 2003, August 4, 2003, October 28, 2004, March 1, 2005, March 21, 2006, April 28, 2006, December 8, 2006, March 2, 2007, July 27, 2007, March 10, 2008, March 2, 2009 and March 2, 2010, among Crown Media Holdings, Inc. (the “Borrower”), the Guarantors named therein, the Lenders referred to therein and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent and as Issuing Bank for the Lenders (the “Agent”) (as the same may be further amended, supplemented or otherwise modified, the “Credit Agreement”).

INTRODUCTORY STATEMENT

WHEREAS, the Lenders have made available to the Borrower a credit facility pursuant to the terms of the Credit Agreement;

WHEREAS, the Borrower intends to effectuate a recapitalization of its intercompany Indebtedness pursuant to a Master Recapitalization Agreement dated as of February 26, 2010 among Hallmark Cards, HCC and certain other parties pursuant to which, among other things, it is contemplated that various of the Borrowers’ Subordinated Debt to HCC and its Affiliates will be converted into reduced intercompany Indebtedness, common stock and preferred stock;

WHEREAS, in connection with a condition precedent to the effectiveness of the Recapitalization Agreement, the Borrower has requested that the Maturity Date of the Credit Agreement be extended from August 31, 2010 to June 30, 2011.

WHEREAS, the Administrative Agent and each of the Lenders have agreed to make certain modifications to the Credit Agreement in order to accommodate the items described in the preceding recitals.

NOW THEREFORE, the parties hereto hereby agree as follows:

Section 1.               Defined Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

Section 2.               Amendments to Credit Agreement.  Upon the Amendment Effective Date (as defined below):

(A)          the Credit Agreement is hereby amended by (i) inserting all of the words and/or provisions which appear with computerized underscoring in the document annexed hereto as Exhibit A and (ii) deleting each of the words and/or provisions which appear with computerized strike-through in the document annexed hereto as Exhibit A (with the Credit Agreement as to be so amended reflecting the changes set forth on Exhibit A referred to herein as the “Revised Credit Agreement”).  It is understood and agreed that this Amendment and the marked document attached hereto as Exhibit A intentionally omit Section 4.1 and all of the pre-existing Exhibits to the Credit Agreement, which shall be unaffected by this Amendment;

(B)           Schedules 3.1, 3.6(a), 3.6(b), 3.7(a), 3.7(b), 3.8, 3.10, 3.11, 3.17, 3.18(a), 3.18(b), 3.18(c), 3.23, 3.25 and 8.3 of the Credit Agreement are hereby replaced with Schedules 3.1, 3.6(a), 3.6(b), 3.7(a), 3.7(b), 3.8, 3.10, 3.11, 3.17, 3.18(a), 3.18(b), 3.18(c), 3.23, 3.25 and 8.3, respectively, to this Amendment, which replacement schedules reflect the Equity Interests of the Credit Parties on a pro forma basis upon the consummation of the Recapitalization and the intercompany mergers contemplated in connection therewith;

(C)           The Hallmark Cards Subordination and Support Agreement is hereby terminated;

(D)          Notwithstanding anything to the contrary in the Credit Agreement, the Required Lenders consent to the merger of Hallmark Holdings and Hallmark Entertainment Investments Co. with and into the Borrower in connection with the Recapitalization (as defined in the Revised Credit Agreement);

(E)           An Exhibit T is hereby added to the Credit Agreement [“Recapitalized Debt Intercreditor Agreement”] in the form of Exhibit T to this Agreement, and the Table of Contents of the Credit Agreement is hereby updated as appropriate;

(F)           A Schedule 3.17B [“Material Affiliate Transactions”] is hereby added to the Credit Agreement in the form of Schedule 3.17B to this Amendment, and the Table of Contents of the Credit Agreement is hereby updated as appropriate.

Section 3.               Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction in full of each of the conditions precedent set forth below (the date on which all such conditions have been satisfied being herein called the “Amendment Effective Date”):

(A)          the Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, Hallmark Cards, each Guarantor and each of the Lenders;

(B)           the Agent shall have received for the account of the Lenders a fee of $25,000 in consideration for the extensions of the Maturity Date to be implemented hereunder;

(C)           the representations and warranties in Section 4 hereof shall be true on the Amendment Effective Date as if made on such date;

(D)          all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius, LLP, counsel for the Agent;

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(E)           the Agent has received a fully-executed Recapitalized Debt Intercreditor Agreement in the form of Exhibit T to this Amendment;

(F)           the prior or simultaneous consummation of the Recapitalization on terms and conditions satisfactory to the Agent including that (i) criteria set forth under the definition of Recapitalization as set forth in the Revised Credit Agreement are satisfied in connection therewith, (ii) that each Recapitalization Credit Document (as defined in the Revised Credit Agreement) is satisfactory in form and substance to the Agent; and (iii) the Agent is satisfied with any and all liabilities of Hallmark Holdings and Hallmark Entertainment Investments Co., who are contemplated to be merged with and into the Borrower in connection with the consummation of the Recapitalization;

(G)           the Agent shall have received evidence satisfactory to it that Hallmark Cards and/or its Affiliates shall have, pursuant to documentation satisfactory to the Administrative Agent, extended through no earlier than the Maturity Date (as the same is being extended in the Revised Credit Agreement) the license agreement which provides the Borrower and its Subsidiaries with the right to use the “Hallmark” name and the “Crown” name in their respective television series or on or with respect to any channels owned or operated by the Borrower or any of its Subsidiaries; and

Section 4.               Representations and Warranties of the Credit Parties.  Each Credit Party represents and warrants that:

(A)          before and after giving effect to this Amendment, the representations and warranties contained in Section 3 of the Credit Agreement and in the other Fundamental Documents (including with respect to the accuracy of Schedules 3.6(a) and 3.6(b)) are true and correct in all material respects (except to the extent that any such representations and warranties specifically relate to an earlier date, in which case they shall be true and correct as of such earlier date, or changed circumstances specifically contemplated by, and allowed pursuant to, the Revised Credit Agreement) with the same effect as if made on and as of the date hereof;

(B)           before and after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof; and

(C)           the Service Agreement referred to in Section 4.1(h) of the Credit Agreement has heretofore been terminated..

Section 5.               Acknowledgment re: Hallmark Cards Facility Guarantee.  By its execution of this Amendment, Hallmark Cards, in its capacity as guarantor under the Hallmark Cards Facility Guarantee, hereby acknowledges the extension of the Maturity Date which is being implemented under the Credit Agreement pursuant to this Amendment, and hereby acknowledges and agrees that the provisions of the Hallmark Cards Facility Guarantee shall be in full force and effect both prior and subsequent to the Amendment Effective Date, and regardless of whether any Change in Control (as defined in the Revised Credit Agreement) may occur subsequent to the date hereof.

Section 6.               Further Assurances.  At any time and from time to time, upon the Agent’s request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly

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execute and deliver any and all further instruments and documents and take such further action as the Agent shall reasonably request.

Section 7.               Fundamental Documents.  This Amendment is designated a Fundamental Document by the Agent.

Section 8.               Full Force and Effect.  Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof.  As used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”,  “hereafter”, “hereto”, “hereof”, and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

Section 9.               APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 10.             Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

Section 11.             Expenses.  The Borrower agrees to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

Section 12.             Headings.  The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

[Signature Pages Follow]

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BORROWER:

CROWN MEDIA HOLDINGS, INC.

By	/s/ Brian Stewart
Name: Brian Stewart
Title: EVP/CFO

GUARANTORS:
CM INTERMEDIARY, LLC
CROWN MEDIA UNITED STATES, LLC
CITI TEEVEE, LLC
DOONE CITY PICTURES, LLC

By	/s/ Brian Stewart
Name: Brian Stewart
Title: EVP/CFO

LENDER:
JPMORGAN CHASE BANK, N.A., individually and as Agent and Issuing Bank

By	/s/ Gregory T. Martin
Name: Gregory T. Martin
Title: Vice President

Acknowledged and Agreed, solely with
Respect to Section 5 hereof:

HALLMARK CARDS, INCORPORATED

By	/s/ Timothy Griffith
Name: Timothy Griffith
Title: EVP, Chief Financial Officer